Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of National Health Investors, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Andrew Adams, President, Chairman of the Board of Directors and Chief Executive Officer, and I, Roger R. Hopkins, the Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2008	/s/ W. Andrew Adams
W. Andrew Adams
Chairman, Board of Directors and
Chief Executive Officer

May 7, 2008	/s/ Roger R. Hopkins
Roger. R. Hopkins
Chief Accounting Officer (Principal Accounting Officer)